POWER OF ATTORNEY


        The undersigned Chief Financial Officer and Treasurer of Enterprise Group of Funds II, Inc. ("EGF"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable EGF to comply with the Securities Act of 1933, as amended, including any and all amendments to EGF's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of EGF or any of its series or classes thereof, and the registration of EGF or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to EGF's registration statement; and without limitation of the foregoing, the power and authority to sign said Chief Financial Officer and Treasurer's name on his behalf, and said Chief Financial Officer and Treasurer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Chief Financial Officer and Treasurer might or could do personally in his or her capacity as aforesaid and said Chief Financial Officer and Treasurer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                            Title                     Date
---------                            -----                     ----


/s/ Kenneth T. Kozlowski             Chief Financial           December 15, 2004
-----------------------------        Officer and Treasurer
Kenneth T. Kozlowski

                                POWER OF ATTORNEY


        The undersigned Chairman, President and Chief Executive Officer of Enterprise Group of Funds II, Inc. ("EGF"), whose signature appears below, hereby makes, constitutes and appoints Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable EGF to comply with the Securities Act of 1933, as amended, including any and all amendments to EGF's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of EGF or any of its series or classes thereof, and the registration of EGF or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to EGF's registration statement; and without limitation of the foregoing, the power and authority to sign said Chairman, President and Chief Executive Officers's name on his behalf, and said Chairman, President and Chief Executive Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Chairman, President and Chief Executive Officer might or could do personally in his or her capacity as aforesaid and said Chairman, President and Chief Executive Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                         Title                        Date
---------                         -----                        ----


/s/ Steven M. Joenk               Chairman, President          December 15, 2004
-----------------------------     and Chief Executive Officer
Steven M. Joenk

                                POWER OF ATTORNEY


        The undersigned Director of Enterprise Group of Funds II, Inc. ("EGF"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable EGF to comply with the Securities Act of 1933, as amended, including any and all amendments to EGF's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of EGF or any of its series or classes thereof, and the registration of EGF or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to EGF's registration statement; and without limitation of the foregoing, the power and authority to sign said Director's name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                            Title                     Date
---------                            -----                     ----


/s/ Arthur T. Dietz                  Director                  December 15, 2004
-----------------------------
Arthur T. Dietz

                                POWER OF ATTORNEY


        The undersigned Director of Enterprise Group of Funds II, Inc. ("EGF"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable EGF to comply with the Securities Act of 1933, as amended, including any and all amendments to EGF's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of EGF or any of its series or classes thereof, and the registration of EGF or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to EGF's registration statement; and without limitation of the foregoing, the power and authority to sign said Director's name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                            Title                     Date
---------                            -----                     ----


/s/ Arthur Howell                    Director                  December 15, 2004
-----------------------------
Arthur Howell

                                POWER OF ATTORNEY


        The undersigned Director of Enterprise Group of Funds II, Inc. ("EGF"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable EGF to comply with the Securities Act of 1933, as amended, including any and all amendments to EGF's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of EGF or any of its series or classes thereof, and the registration of EGF or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to EGF's registration statement; and without limitation of the foregoing, the power and authority to sign said Director's name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                            Title                     Date
---------                            -----                     ----


/s/ William A. Mitchell, Jr.         Director                  December 15, 2004
-----------------------------
William A. Mitchell, Jr.

                                POWER OF ATTORNEY


        The undersigned Director of Enterprise Group of Funds II, Inc. ("EGF"), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable EGF to comply with the Securities Act of 1933, as amended, including any and all amendments to EGF's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of EGF or any of its series or classes thereof, and the registration of EGF or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to EGF's registration statement; and without limitation of the foregoing, the power and authority to sign said Director's name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                            Title                     Date
---------                            -----                     ----


/s/ Lonnie H. Pope                   Director                  December 15, 2004
-----------------------------
Lonnie H. Pope